Exhibit 10.47

CONFIDENTIAL TREATMENT REQUESTED
CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION
Aruba/ScanSource
Amendment #5 to Distribution Agreement
This Amendment #5 (“Amendment”) is made and entered into as of Jan. 21, 2014 by and between ScanSource, Inc. (“ScanSource”) and Aruba Networks, Inc. (“Aruba”), and amends the Distribution Agreement dated June 4, 2007 (the “Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the meaning ascribed to such terms in the Agreement.
RECITALS

A.	Aruba and ScanSource desire to expand the Agreement to include funds to pay for ScanSource headcount on an ongoing basis.

B.	In accordance with Section 8.12 of the Agreement, any change of the Agreement may be amended only with written consent of both parties.
The parties agree as follows:
1.The heading for section 5.8 is amended as follows:
5.8 Advertising, Co-op, MDF, Training, and Funded Headcount
2.    A new section 5.8(g) is hereby added:
5.8(f) Funded Headcount.
(i) Subject to Aruba’s payment of the fees described in the applicable Funded Head Form (as defined below), ScanSource shall maintain a minimum of [***] full-time ScanSource employee[***] whose position is dedicated to promoting and facilitating Aruba’s business through ScanSource and its reseller channel (“Fully Funded Fad”). Additionally, Aruba may provide ScanSource [***] (“Partially Funded Head”). Fully Funded Heads and Partially Funded Heads (collectively “Funded Heads”) shall be mutually agreed upon by the parties through executing the form attached hereto (“Funded Head Form”).
(ii) Funded Heads will be at all times employees of ScanSource and, as such, ScanSource will be responsible for all issues related to hire, review, discipline, supervision, direction, control and termination. However, ScanSource agrees to use reasonable efforts to replace Funded Heads upon mutual agreement of both parties. ScanSource will be responsible for payment of all compensation, benefits and employer taxes relating to such persons (including workers’ compensation and disability).

*** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

(iii) Each Funded Head shall obtain and hold a current Aruba Sales Specialist certification. Funded Heads and ScanSource shall make reasonable efforts to maintain consistent communications with Aruba in order to execute programs and achieve goals. Specific roles, activities, and goals shall negotiated by ScanSource and Aruba at the beginning of every calendar year and documented on the Funded Head Form.
3.    Termination. The parties agree that either party may terminate this Amendment for material breach of this Amendment by the other party (including a failure of ScanSource to fill the Fully Funded Head position), provided that the terminating party gives notice of the material breach to the breaching party and allows the breaching party thirty (30) days to cure such breach and prevent termination of this Amendment. Either party may terminate this Amendment for convenience by providing ninety (90) days written notice to the other party. In the event of any termination of this Amendment, ScanSource shall provide to Aruba a pro-rated refund of fees paid based on the date of termination.
4.    Except as provided herein, all other terms and conditions of the Agreement shall remain in full force and effect.
IN WITNESS WHEREOF, Aruba and ScanSource have each caused this Amendment to be executed by its duly authorized representative, as of the day and year first above written.
SCANSOURCE, INC.        ARUBA NETWORKS, INC.
By: /s/ Ansley Hoke        By: /s/ Joshua Cash
Print Name: Ansley Hoke        Print Name: Joshua Cash
Title: VP, Merchandising        Title: Director, Commercial Counsel
Date: January 20, 2014        Date: Jan. 21, 2014

FUNDED HEAD FORM
Title: Product Marketing Manager
Term: One Year (January 1, 2014 - December 31, 2014)
Funding: [***]
Fully or Partially Funded: [***]
Objectives/Roles/Goals:
Product Marketing Manager

a.	Attend Aruba webinars, stay up to speed on product and technology updates.

b.	Participate in weekly calls with Aruba involving marketing and business development activities

c.	Drive marketing activities for Aruba within ScanSource Inc. across business units.

d.	Creation, execution and on-going monitoring of vendor marketing/business plans

e.	Drive vendor participation in marketing initiatives through 100% utilization of available cooperative marketing funds

f.	Monitor sales and marketing return on investment to goal

g.	Act as marketing focal point for assigned line(s)

h.	Maintain an accessible and responsive relationship with ScanSource sales teams.

i.
Product Marketing Manager performance is measured primarily by the quality of the vendor business plan, and the thoroughness of the execution. In addition, the appropriateness of mid-year adjustments to the plan is a factor.

Payment: Aruba shall remit [***] dollars to ScanSource to fund one Product Marketing Manager for an initial term of [***] months. Such amount shall be payable in [***] equal monthly installments [***] within forty-five days of receipt of accurate invoice. Aruba and ScanSource may elect to renew the Funded Head for additional renewal terms upon written agreement between the parties.
SCANSOURCE, INC.        ARUBA NETWORKS, INC.
By: /s/ Ansley Hoke        By: /s/ Joshua Cash
Print Name: Ansley Hoke        Print Name: Joshua Cash
Title: VP, Merchandising        Title: Director, Commercial Counsel
Date: January 20, 2014        Date: Jan. 21, 2014
FUNDED HEAD FORM
Title: Business Development Manager
Term: One Year (January 1, 2014 - December 31, 2014)
Funding: [***]
Fully or Partially Funded: [***]
Objectives/Roles/Goals:

a.
Coordinate with ScanSource sales and vendor representatives for any special pricing concessions. This applies to customer specific “meets competition” pricing as well as blanket special pricing authorizations for specific products.

b.	Meet with VARs in person and over conference calls & webinars, and position Aruba solutions

c.	Perform sales training within ScanSource for account manager and business development managers

d.	Represent Aruba at regional and national ScanSource meetings and conferences

e.	Assist in partner recruitment and on-boarding; work with CAMs to understand white spaces and partner profiles

f.	Assist in driving reseller marketing programs

g.	Attaining recruitment and revenue goals for the territory

Payment: Aruba shall remit [***] dollars to ScanSource to fund [***] Business Development Managers for an initial term of [***] months. Such amount shall be payable in [***] equal monthly installments [***] within forty-five days of receipt of accurate invoice. Aruba and ScanSource may elect to renew the Funded Head for additional renewal terms upon written agreement between the parties.
SCANSOURCE, INC.        ARUBA NETWORKS, INC.
By: /s/ Ansley Hoke        By: /s/ Joshua Cash
Print Name: Ansley Hoke        Print Name: Joshua Cash
Title: VP, Merchandising        Title: Director, Commercial Counsel
Date: January 20, 2014        Date: Jan. 21, 2014

*** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.